================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

       Date of report (Date of earliest event reported): October 10, 2003
                                                         ----------------


                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)



             Canada                    001-15503                   N/A
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
      Incorporation)                                       Identification No.)

     495 March Road, Suite 300, Ottawa, Ontario, Canada          K2K-3G1
          (Address of Principal Executive Offices)             (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)


================================================================================

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits


         99.1     Press Release issued on October 10, 2003 by Workstream Inc.

Item 9. Regulation FD Disclosure (Furnished Pursuant to Item 12. Results of Operations and Financial Condition)

         On October 10, 2003, Workstream Inc. (the "Company") issued a press release regarding its consolidated financial results for the first quarter quarter ended August 31, 2003. The full text of such press release is furnished as Exhibit 99.1 to this report.

         In accordance with the procedural guidance in Release Nos. 33-8216 and 34-47583, the information in this report is being furnished under "Item 9. Regulation FD" rather than under "Item 12. Results of Operations and Financial Condition."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WORKSTREAM INC.



Dated October 10, 2003           By: /s/ Michael Mullarkey
                                     -----------------------------------------
                                     Name: Michael Mullarkey
                                     Title: Chief Executive Officer

                                  Exhibit Index

Exhibit No.     Description
-----------     -----------

99.1            Press Release issued on October 10, 2003 by Workstream Inc.